Exhibit 10.1

UROGEN PHARMA LTD.

OMNIBUS AMENDMENT TO EQUITY AWARDS

This Omnibus Amendment to those certain Stock Option Agreements and RSU Award Agreements (each as defined below) (this “Amendment”) is entered into by and between ELIZABETH BARRETT and UROGEN PHARMA LTD. (the “Company”), effective as of January 19, 2021 (“Amendment Effective Date”). Capitalized terms used but not defined herein will have the meanings given to them in the respective Equity Awards (as defined below).

WHEREAS, the Company granted to Ms. Barrett certain options to purchase shares of the Company’s Ordinary Shares pursuant to the Company’s 2017 Equity Incentive Plan, as amended (the “Plan”), and those certain Notices of Stock Option Grant (the “Stock Option Grant Notices”) and Stock Option Agreements and the exhibits and attachments attached thereto (the “Stock Option Agreements”), with details as set forth on Exhibit A (collectively, the “Option Grants”);

WHEREAS, the Company awarded to Ms. Barrett certain Restricted Stock Unit (“RSU”) Awards to receive shares the Company’s Ordinary Shares pursuant to the Plan and those certain Notices of RSU Grant (the “Restricted Stock Unit Grant Notices”), and the RSU Award Agreements and the exhibits and attachments attached thereto (the “RSU Award Agreements”), with details as set forth on Exhibit A (the “Award Agreements” and with the Option Grants, collectively the “Equity Awards”);

WHEREAS, the Company and Ms. Barrett desire to amend the “Vesting Schedule” of the Equity Awards;

WHEREAS, the Board of Directors of the Company has approved this Amendment to modify the “Vesting Schedule” of the Equity Awards; and

WHEREAS, Ms. Barrett acknowledges that he or she has been advised to seek personal tax advice prior to entering into this Amendment.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

1.

Amendment to Vesting Schedule: The “Vesting Schedule” set forth in each Equity Award is hereby amended and restated and shall read in its entirety as set forth on EXHIBIT A hereto. For the avoidance of doubt, Ms. Barrett acknowledges and agrees that the vesting provisions of the Equity Awards set forth in Section 4.1 of her Executive Employment Agreement, dated January 3, 2019, with UroGen Pharma, Inc., a wholly owned subsidiary of the Company (the “Employment Agreement”), are superseded by the vesting provisions set forth in this Amendment.

2.

Entire Agreement; Counterparts. Except as explicitly modified herein, each Equity Award shall remain in full force and effect. In the event of any conflict between this Amendment and the Equity Awards, this Amendment shall govern. This Amendment and each Equity Award, with the exhibits attached thereto, and, except as specified in Section 1 hereof, the Employment Agreement, constitute the entire agreement between Ms. Barrett and the Company regarding the terms and conditions of the respective Equity Awards. This Amendment supersedes all prior negotiations, representations or agreements between Ms. Barrett and the Company, whether written or oral, concerning the modifications of each Equity Award set forth herein. This Amendment may be executed in counterparts, including by

Exhibit 10.1

facsimile or portable document format (.PDF), each of which shall constitute an original and which together shall constitute one and the same instrument.

[Signature Page Follows]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Equity Awards to be duly executed as of the Amendment Effective Date.

UROGEN PHARMA LTD.

By:	/s/ Molly Henderson Molly Henderson

Chief Financial Officer

ELIZABETH BARRETT:

By: /s/ Elizabeth Barrett

Exhibit 10.1

EXHIBIT A EQUITY AWARDS

Equity Award	Grant Date	Total Number of Shares	Number of Unvested Shares (as of the Amendment Effective Date)	Amended and Restated Vesting Schedule
Option	1/3/2019	277,432	92,478	The unvested shares shall vest in full on January 3, 2022.
Option	1/31/2020	45,000	45,000	1/3 of the unvested shares shall vest on January 31, 2021, and 1/3 of the unvested shares shall vest annually thereafter for the remaining two (2) years.
RSU	1/3/2019	317,065	105,689	The unvested shares shall vest in full on January 3, 2022.
RSU	1/31/2020	15,000	15,000	1/3 of the unvested shares shall vest on January 31, 2021, and 1/3 of the shares shall vest annually thereafter for the remaining two (2) years.